UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 27, 2009

Federal Home Loan Bank of New York
__________________________________________
(Exact name of registrant as specified in its charter)

Federally Chartered Corporation	000-51397	136400946
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

101 Park Avenue, Floor 5, New York, New York		10178-0599
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	212-441-6616

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) Election of Directors.

On August 27, 2009, the Federal Home Loan Bank of New York ("Bank") announced that Katherine J. Liseno, President and CEO, Metuchen Savings Bank, Metuchen, New Jersey, and James W. Fulmer, Chairman, President and CEO, The Bank of Castile, Batavia, New York (collectively, the "Reelected Directors") were deemed elected by the Bank to serve as Member Directors on the Board of Directors ("Board") of the Bank commencing on January 1, 2010. The terms of Ms. Liseno and Mr. Fulmer will each be for four years. (Both of the Reelected Directors currently serve on the Board; their current terms expire on December 31, 2009.) A copy of a report sent to Bank members providing detailed information about this matter is attached as Exhibit 99.1.

The reelection of the Reelected Directors took place in accordance with the rules governing the election of Federal Home Loan Bank directors contained in the Federal Home Loan Bank Act and in the related regulations of the Federal Housing Finance Agency ("FHFA"), the regulator of the Federal Home Loan Banks.

At the time of this filing, neither of the Reelected Directors has been named to serve on any committee of the Board for 2010; further, whether the Reelected Directors are expected to be named to serve on any committee of the Board for 2010 has not yet been determined. (Ms. Liseno currently serves on the Board’s Audit, Compensation and Human Resources, Corporate Governance, and Strategic Planning Committees, and Mr. Fulmer currently serves on the Board’s Compensation and Human Resources, Corporate Governance, and Strategic Planning Committees.)

Compensation of the Reelected Directors is expected to be in accordance with a 2010 Director Compensation Plan ("Compensation Plan") which will be voted on by the Board at a later time. Details regarding the Compensation Plan will be disclosed after the Compensation Plan is adopted in an appropriate filing with the U.S. Securities and Exchange Commission.

Separate from the foregoing, the Bank also announced that ballots in connection with the election for two open Independent Director seats which have terms commencing on January 1, 2010 will be distributed to eligible members on or about October 1st. Further, the Bank announced that an open Puerto Rico/U.S. Virgin Islands Member Directorship, with a term commencing on January 1, 2010, will be filled by the Board in early 2010.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1 2009 Member Director Election Report, dated August 27, 2009.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of New York

August 27, 2009	By:	Patrick A. Morgan

Name: Patrick A. Morgan
Title: Senior Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	2009 Member Director Election Report, dated August 27, 2009